Exhibit 99.1
2010 Investment Community Meeting December 15, 2010

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see Lennox International’s Securities and Exchange Commission. LII disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A reconciliation of information presented to U.S. Generally Accepted Accounting Principles (GAAP) is posted on the www.lennoxinternational.com.

Who We Are Update on Strategic Priorities 2010 Review & 2011 Guidance Questions and Answers

Lennox International ... has aggressively reduced its cost structure ... is continuing to make transformational investments in the business ... is participating in growth markets with significant pent-up demand ... is driving shareholder value with a disciplined use of FCF 4

Focused on Four Related Businesses 2010E Revenue[1] 2010E Segment Profit[2] 17% 23% 44% 45% 19% 7% 20% 25% Residential Commercial Service Experts Refrigeration Heating & Cooling Heating & Cooling [1] Excluding eliminations [2] Excluding eliminations and unallocated corporate expense 5

Business Mix 6% 9% 30% 40% 70% 60% 85% Geography End Market Customer Americas Replacement Residential Europe New Construction Commercial Asia Pacific Source: Based on 2010E total LII revenue excluding eliminations 6

Sales, Earnings, and Cash Flow Sales/ROS Free Cash Flow ($ Millions) $4 $3.7 10% $250 $3.7 $3.4 $ 3.1 8% $200 $3 $2.8 $170 Billions) 7.7% $167 7.5% 7.0% 7.0% 6% $150 $126 $121 $$2 $110 (US 5.8% ROS % 4% $100 SALES $1 2% $50 $0 0% $0 2006 2007 2008 2009 2010E 2006 2007 2008 2009 2010E Core EPS $2.19 $2.45 $2.69 $1.77 $2.35 — $2.45 FCF % NI 76% 100% 99% 326% 92%-96% Note: Free cash flow as a percent of GAAP net income 7

Residential Heating & Cooling Segment Sales/ROS North American Residential Market $2,000 $1,861 14% $1,670 RNC 12% $1,493 $1,500 11.4% $1,390 Millions) $1,293 10% 10.4% Replacement 9.8% 9.0% 8% $ 8.6% $1,000 ROS % 6% SALES (US Lennox International 4% Brands $500 2% $0 0% 2006 2007 2008 2009 2010E Source: Industry estimates for market 8

NA Residential Market % Y-O-Y Change in Units Pent-up demand 30% Residential 20% new construction 11% Low “Field -charged” 10% Single 4% Digits R22 units 0% 05 06 07 08 09 10E 11E (10%) (8%) Uncertain (11%) (11%) government (16%) (20%) incentives (30%) Weather comps Source: Industry data 9

Commercial Heating & Cooling Sales/ROS LII Commercial Sales $1,000 14% $875 $835 11.5% Air Cooled Chiller/Heat Pump 12% $800 $751 11.5% Millions) 11.2% 8.3% 10% $620 Europe 9.7% HVAC $600 Baltic 8% Rooftop $ $595 North America ROS % Rooftop HVAC 6% Landmark $400 SALES (US Rooftop 4% $200 2% Rooftop $0 0% 2006 2007 2008 2009 2010E 10

NA Commercial Unitary Market (% Y-O-Y Change in Units) 30% Pent-up demand 20% Planned replacement 11% Mid Single 10% Digits 4% 1% 2% 0% 05 06 07 08 09 10E 11E Uncertain retail (10%) recovery (12%) (20%) (30%) (27%) Source: Industry data 11

Service Experts Sales/ROS Service Experts Sales $1,000 14% 12% $800 Millions) 10% $601 $624 Commercial $586 $590 $600 $535 8% $ ROS % Residential 6% SALES (US $400 3.9% 3.2% 3.1% 3.3% 4% 2.9% $200 2% $0 0% 2006 2007 2008 2009 2010E 12

Refrigeration LII Sales Sales/ROS $1,000 14% Asia North 11.5% Pacific America 12% $800 10.1% 9.8% 9.7% 9.5% Millions) 10% Europe $608 $618 $560 South America $600 $530 8% $ $513 (US LII Markets ROS % SALES 6% $400 4% Non- Food Food $200 Service Cold 2% Storage C-Store Supermarket $0 0% 2006 2007 2008 2009 2010E 13

Kysor/Warren Acquisition 14

Kysor/Warren Acquisition Kysor/Warren Leading North American manufacturer of display cases and refrigeration systems New high-efficiency product lines that reduce customer operating costs 2009 revenue of $145M and 2010 revenue that will exceed $190M Acquisition Summary $138M purchase price 3¢ EPS accretion 2011 (12¢ accretion 2012) Refrigeration segment 2012 target margin remains 12%-14% 15

Business Rationale FOOD RETAIL/SUPERMARKET VALUE CHAIN Sub Systems Refrigeration System Supermarket Unit Coolers Display Cases Condensers Systems Condensing Units Walk In Coolers 16

Strategic Rationale FOOD RETAIL/SUPERMARKET VALUE CHAIN Sub Systems Refrigeration System Supermarket Unit Coolers Display Cases Condensers Systems Condensing Units Walk In Coolers 17

Strategic Rationale FOOD RETAIL/SUPERMARKET INTEGRATED STRATEGY Combine each companies strengths in an “ integrated approach” by providing environmental, and complete systems solutions to the food retail / supermarket segment. 18

Who We Are Update on Strategic Priorities 2010 Review & 2011 Guidance Questions and Answers 19

Strategic Priorities 1. Innovative Product and System Solutions 2. Manufacturing and Sourcing Excellence 3. Distribution Excellence 4. Geographic Expansion 5. Expense Reduction VALUES PEOPLE 20

STRATEGIC PRIORITIES 1. Innovative Product and System Solutions Efficiency Controls Sustainable Design High Efficiency Industry Industry Leader in Leader Leading Controls Sustainable Design 21

STRATEGIC PRIORITIES 1. Innovative Product and System Solutions Product Vitality Ratio Industry Recognition 35% 25% Rated Air Filter System by a leading consumer magazine 2008 2010E 22

STRATEGIC PRIORITIES 2. Manufacturing and Sourcing Excellence Saltillo Mexico Factory Units Produced (000s) 290 180 20 2008 2009 2010E Mexico Ramping Up 23

STRATEGIC PRIORITIES 2. Manufacturing and Sourcing Excellence % Material Spend Outside U.S./Canada 40% 25% 15% 2008 2009 2010E Extending Global Supply Chain... 24

STRATEGIC PRIORITIES 3. Distribution Excellence North America HVAC Historic Lennox Residential Factory RDC Distribution 25

STRATEGIC PRIORITIES 3. Distribution Excellence North America HVAC Future Lennox Residential Factory RDC Branch 26

STRATEGIC PRIORITIES 3. Distribution Excellence North America HVAC Future Lennox Residential Benefits Factory Double physical distribution locations RDC Same day/next day service level up from 35% to 85% Logistics productivity improvement Branch 27

STRATEGIC PRIORITIES 3. Distribution Excellence North America HVAC Operation Status 62 storefronts in place by year-end 100 by 2011 133 by 2012 6 RDCs in place all 8 complete by end of 2011 Meeting/exceeding operational targets Factory RDC Branch 28

STRATEGIC PRIORITIES 3. Distribution Excellence North America HVAC Operation Status 62 storefronts in place by year-end 100 by 2011 133 by 2012 6 RDCs in place all 8 complete by end of 2011 Meeting/exceeding operational targets Economics Benefits $25M incremental Investments $30M EBIT in 2013 1/2 benefit 100 bp cost savings $17M to-date Factory 1/2 benefit incremental share gain Balance over 2011-2012 RDC Branch 29

STRATEGIC PRIORITIES 3. Distribution Excellence Commercial Service Commercial Service Revenue $250 $250 ($ Millions) $125 $105 2x 2009 2010E 2013E 30

STRATEGIC PRIORITIES 4. Geographic Expansion 2010E International Revenue* International ROS* 100% $500M 8% South America 8% Europe 4% Australasia 40% 52% 2x 1% 2009 2010E 2013E 31$ ‘s in USD Millions

STRATEGIC PRIORITIES 5. Expense Reduction Restructuring Savings — - $58M over last 4 years $5M more in 2011 SG&A Leverage — - Grow SG&A $’s < 50% Factory Fixed Cost Leverage — - No New Factories Needed Product Cost Reduction — - Increased Focus On: “Platform” Cost Reduction Freight/Logistics 32

LII 2013 Organic Targets $5 12% 10% $4 $3.7 $3.7 $3.4 Billions) $3.1 8% $3 $2.8 7.5% 7.7% in 7.0% $ 7.0% 6% ROS % (US SALES $2 5.5% 4% $1 2% $0 0% 2006 2007 2008 2009 2010E 33

LII 2013 Organic Targets $5 12% 7% 10% $4 $3.7 $3.8 $3.7 Revenue $3.4 CAGR Billions) $3.1 8% $3$ 2.8 7.5% 7.7% in 7.0% $7.0% 6% ROS % (US SALES $2 5.5% 4% $1 2% $0 0% 2006 2007 2008 2009 2010E 2013E 34

LII 2013 Organic Targets $5 12% 10.5% ROS 7% 10% $4 $3.7 $3.8 $3.7 Revenue $3.4 CAGR Billions) $3.1 8% $3 $2.8 7.5% 7.7% in 7.0% $7.0% 6% ROS % (US SALES $2 5.5% 4% $1 2% $0 0% 2006 2007 2008 2009 2010E 2013E 35

Segment Profit Margins 2013 Targets Residential 13% — 15% Commercial 13% — 15% Service Experts 6% - 7% Refrigeration 12% — 14% 36

Cash Deployment Philosophy Cash conversion to approximate net income Invest in the business to drive growth organically and through strategic acquisitions Return cash to shareholders $300 million stock repurchase program $141M authorization remaining $0.60 annual dividend per 37

LII Cash Deployment 2007 2010 Estimated Cash Generated = $1.2B* M&A $150 Cap Ex Share Repurchase $250 $700 Dividends $130 * Operating Cash Flow + Additional Debt 38

Who We Are Update on Strategic Priorities 2010 Review & 2011 Guidance Questions and Answers 39

2010 Full-Year Guidance Revenue up 7% — 9%, with 1 point of positive FX impact Adjusted EPS from continuing operations of $2.35 — $2.45, up 33% — 38% GAAP EPS from continuing operations of $2.07 — $2.17, up 90% — 99% Capital expenditures of approximately $60M Tax rate approximately 35% 40

2011 Overview Risks Opportunities Uncertain Macroeconomics Recovering Markets Commodities Price Mix Headwinds Sourcing Weather Comps SG&A Leverage 41

Key Market Assumptions 2007 2008 2009 2010E 2011E Low NA Residential (11%) (11%) (8%) 4% Single Digits Mid NA Comm’l Unitary 1% (12%) (27%) 2% Single Digits Low Mid Mid- Europe HVAC & Refrig 7% (10%) Single Single Thirties Digits Digits Market Recovery Continues 42

2011 Full-Year Guidance Organic revenue up 5% — 8%, with 1 point of positive FX impact; additional 6 points of growth from Kysor/Warren acquisition Adjusted EPS from continuing operations of $2.80 — $3.10 GAAP EPS from continuing operations of $2.75 — $3.05 Capital expenditures of approximately $65M Tax rate of approximately 35% 43

Lennox International ... has aggressively reduced its cost structure ... is continuing to make transformational investments in the business ... is participating in growth markets with significant pent-up demand ... is driving shareholder value with a disciplined use of FCF 44

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GAAP / Non-GAAP Reconciliations 46

Lennox International Inc. and Subsidiaries Reconciliation To U.S. GAAP (Generally Accepted Accounting Principles) Measures (U.S. dollars in millions, except per share amounts) Per Per Per Per Diluted Diluted Diluted Diluted 2006 Share 2007 Share 2008 Share 2009 Share Income from continuing operations $167.1 $2.27 $165.7 $2.39 $123.8 $2.12 $61.8 $1.09 Net change in unrealized (gains) losses on open futures contracts and other items, net of income tax 12.8 0.17 2.5 0.04 3.4 0.06 (4.1) (0.08) Restructuring charges, net of income tax 8.5 0.12 15.8 0.23 20.7 0.35 30.0 0.53 Tax items(1) (27.0) (0.37) (3.2) (0.05) — - — -Warranty program adjustment, net of income tax — - (10.5) (0.16) — - — -Impairment of assets, net of income tax — - — - 9.1 0.16 4.3 0.08 Gain on sale of entity, net of income tax — - — - — - (3.0) (0.05) Special product quality adjustment, net of income tax — - — - — - 11.3 0.20 Adjusted (“Core”) income from continuing operations $161.4 $2.19 $170.3 $2.45 $157.0 $2.69 $100.3 $1.77 (1) 2006 includes revaluation of deferred tax asset valuation allow ances and release of income tax reserves related to prior years, net (excluding interest). 2007 includes change in estimated tax gain from prior year. 47

Free Cash Flow $s in millions 2010 2006 2007 2008 2009 Estimated Net cash provided by operating activities $200.7 $239.9 $183.2 $225.5 $170 Purchase of property, plant and equipment (74.8) (70.2) (62.1) (58.8) Free cash flow $125.9 $169.7 $121.1 $166.7 $110 48

2010 EPS Reconciliation — Diluted October 26 GUIDANCE* Adjusted EPS Continuing Ops $2.35 — $2.45 Restructuring Charges (0.20) Special Legal Contingency Charge (0.07) Net Change in Unrealized Losses on Open Futures Contracts and Other Items, net (0.01) Continuing GAAP EPS $2.07 — $2.17 *Guidance is as of October 26, 2010 and is for historical information only, not an affirmation of prior guidance. 49

2011 EPS Reconciliation — Diluted December 15 GUIDANCE Adjusted EPS Continuing Ops $2.80 — $3.10 Restructuring Charges (0.05) Continuing GAAP EPS $2.75 — $3.05 50